UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 13, 2013

VIRTUALSCOPICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52018	04-3007151
(Commission File Number)	(IRS Employer Identification No.)

500 Linden Oaks, Rochester, New York	14625
(Address of Principal Executive Offices)	(Zip Code)

(585) 249-6231
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5	Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of VirtualScopics, Inc. (the “Company”) held on August 13, 2013 (the “2013 Annual Meeting”), the following nominees for director were elected to serve until the 2014 Annual Meeting of Stockholders and until a successor is elected and qualified, with stockholder votes cast as follows:

PROPOSAL 1: To elect eight (8) members to the Company’s Board of Directors to serve a one (1) year term.

	Number of Votes
	For	Withheld	Broker Non-Votes
Robert G. Klimasewski	15,838,318	2,483,041	10,682,091
Mostafa Analoui	17,218,350	1,103,009	10,682,091
Eric Converse	17,211,000	1,110,359	10,682,091
Daniel I. Kerpelman	15,837,818	2,483,541	10,682,091
Bruce L. Lev	17,208,500	1,112,859	10,682,091
L. Jeffrey Markin	17,444,114	877,245	10,682,091
Charles E. Phelps	17,203,000	1,118,359	10,682,091
Terence A. Walts	15,122,221	3,199,138	10,682,091

On other business conducted at the Annual Meeting, the stockholders (i) ratified the appointment of Marcum LLP as the Company's Independent Registered Public Accounting Firm for the year ending December 31, 2013, (ii) approved an amendment to the Certificate of Incorporation, as described in the Company’s Proxy Statement, dated July 2, 2013, relating to the 2013 Annual Meeting, to effect a reverse stock split of the Company’s outstanding common stock at an exchange ratio ranging from 1-for-2 to 1-for-10, as determined by the Company’s Board of Directors in its discretion at any time between the date of the 2013 Annual Meeting and August 13, 2014, without further approval from the stockholders, (iii) approved, on an advisory basis, the compensation of certain of the Company’s executive officers, and (iv) indicated, on an advisory basis, a preferred frequency of one (1) year for holding an advisory vote on the compensation of the Company’s named executive officers. The following tables present the final voting results for the proposals presented for stockholder approval. Unless otherwise indicated, all results presented below reflect the voting power of the Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C-1 Preferred Stock, voting together as a single class:

PROPOSAL 2: To ratify the appointment of Marcum LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

	Number of Votes
	For	Against	Abstain
All Classes Voting Together	27,225,131	535,330	1,242,989

PROPOSAL 3: To approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding common stock in the range of 1-for-2 to 1-for-10, as determined by the Company’s Board of Directors in its discretion at any time between the date of the Annual Meeting and August 13, 2014, without further approval from the stockholders.

	Number of Votes
	For	Against	Abstain
All Classes Voting Together	23,974,281	1,659,467	3,369,702

PROPOSAL 4: To cast a non-binding advisory vote approving the compensation of certain of the Company’s executive officers.

	Number of Votes
	For	Against	Abstain	Broker Non-Votes
All Classes Voting Together	15,643,720	1,377,244	1,300,395	10,682,091

PROPOSAL 5: To cast a non-binding advisory vote regarding the frequency of advisory votes approving the compensation of certain of the Company’s executive officers.

	Number of Votes
	Three years	Two years	One year	Abstentions and Broker Non-Votes
All Classes Voting Together	1,360,267	90,745	15,518,659	12,033,779

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUALSCOPICS, INC.

Date: August 19, 2013	By:	/s/ Molly Henderson
	Name:	Molly Henderson
	Title:	Chief Business & Financial Officer, Sr. Vice President